LATTICE STRATEGIES LLC
101 Montgomery Street, 27th Floor
San Francisco, CA  94104

July 28, 2017

By Email

[Owner Name]
[Address]

[Address]

Re:                             Proxy Voting Instruction

Dear [Owner Name]:

Background

As you are aware, Lattice Strategies LLC (“Lattice”) currently serves as investment adviser to your separately managed account (the “Account”). The Boards of Trustees of certain exchange-traded funds advised by Lattice or an affiliate of Lattice (each, a “Fund”) have recently determined that it is appropriate to elect new Board members for Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust (each, a “Trust” and, collectively, the “Trusts”).  Each Fund is a series of one of the Trusts.

This letter and the materials enclosed with this letter are intended to provide you with formal notice of the Board election and to seek your instructions to execute an election-related proxy card on behalf of the Account.

Your Account is a shareholder of one or more of the Funds.  In connection with the election of the Trustees, a joint special meeting of the shareholders of the Funds will be held on October 3, 2017 (the “Meeting”) to vote on the following proposal (the “Proposal”):

1.              To consider and vote on the election of nominees to the Boards of Trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust (together, the “Boards”).

In addition to the above, shareholders of the Funds will be asked to consider and approve such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of each Trust, including the Trustees that are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), have unanimously recommended that shareholders vote “FOR” each of the nominees.

Further information relating to the Trusts, the Funds, Lattice, the Meeting, the Proposal and the nominees is provided in (i) the Notice of Joint Special Meeting of Shareholders and (ii) the Joint Proxy Statement for the Special Meeting, distribution of which began on or about July 26, 2017.

We advise you to read the entire Proxy Statement carefully before instructing us to vote. An electronic copy of the Proxy Statement has been included with the distribution of this letter. The Proxy Statement is also available at www.hartfordfunds.com/ETFproxy and at www.sec.gov, and a printed version may be requested by calling toll free at 1-888-340-0222.

The investment advisory agreement with respect to your Account grants Lattice authority to vote proxies on behalf of the Account. Nevertheless, Lattice hereby seeks your instructions to vote on behalf of your Account any shares the Account holds in the Funds.

Consistent with the recommendation of the Boards of Trustees of the Trusts, Lattice seeks your instruction to execute one or more proxy cards on behalf of the Account with votes “FOR” each of the nominees set forth in the Proxy Statement. Pursuant to the terms of the proxy card(s), the proxy holders are authorized to vote, in their discretion, on such other business and matters incident to the conduct of the Meeting or any adjournment thereof as may properly come before it.

Please indicate your instructions by checking the appropriate box “FOR”, “AGAINST” or “ABSTAIN” and by signing and dating the enclosed Proxy Voting Instruction form and returning it to Lattice pursuant to the instruction below. If your Account owns shares of more than one Fund, your Proxy Voting Instruction will provide Lattice with instructions with respect to each such Fund. If you do not wish to instruct us to vote the same for each Fund, please print and return multiple copies of the Proxy Voting Instruction and indicate clearly to which Fund(s) each Proxy Voting Instruction applies.

How to Return Your Proxy Voting Instruction

Please mark your instruction, sign the Proxy Voting Instruction form where indicated and return it by fax to 415-329-4979 or by email to ETFServiceGroup@hartfordfunds.com prior to September 26, 2017.

Thank you in advance for your assistance and timely response. If there are any questions regarding the Proxy Voting Instruction or the election, please call Lattice toll free at (888) 340-0222 or contact Albert Lee directly at (415) 508-4983.

Sincerely,

/s/ Albert Lee
Albert Lee

LATTICE STRATEGIES LLC

PROXY VOTING INSTRUCTION

Lattice Strategies Trust

Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Global Small Cap ETF
Hartford Multifactor Low Volatility International Equity ETF
Hartford Multifactor Low Volatility US Equity ETF
Hartford Multifactor REIT ETF
Hartford Multifactor US Equity ETF

Hartford Funds Exchange-Traded Trust

Hartford Corporate Bond ETF

Hartford Quality Bond ETF

Capitalized terms used in this Proxy Voting Instruction, but not defined herein, have the meaning given to them in the letter dated July 28, 2017 delivered by Lattice Strategies LLC to the undersigned and accompanying this Proxy Voting Instruction. Although the Proxy Statement relating to the Special Meeting has been solicited on behalf of the Board, this Proxy Voting Instruction is directed by Lattice to its separately managed account clients.

By execution of this Proxy Voting Instruction, the undersigned hereby instructs Lattice to execute proxy card(s) on behalf of the Account at the Special Meeting to authorize the proxy holders to vote as indicated with respect to each of the Proposals and, at their discretion, on such other business and matters incident to the conduct of the Special Meeting or any adjournment thereof as may properly come before the Special Meeting. The Board of each Trust has recommended that each shareholder vote “FOR” each Nominee.  Additional information is available in the Proxy Statement, which was first distributed to shareholders on or about July 26, 2017. We advise you to read the entire Proxy Statement carefully prior to instructing us to vote. An electronic copy of the Proxy Statement is available at hartfordfunds.com/ETFproxy and at www.sec.gov. If you have any questions regarding the Proxy Statement or this Proxy Voting Instruction form, please contact Lattice toll free at (888) 340-0222.

The Boards of Trustees recommend you vote FOR the following:

	For All	Withhold All	For All Except

The election of nominees to the Boards of Trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust	☐	☐	☐

01)  Hilary E. Ackerman

02)  Robin C. Beery

03)  Lynn S. Birdsong

04)  James E. Davey

05)  Christine Detrick

06)  Duane E. Hill

07)  William P. Johnston

08)  Phillip O. Peterson

09)  Lemma W. Senbet

10)  David Sung

To withhold  authority  to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line:

Please clearly mark your instructions above. If you sign this Proxy Voting Instruction where indicated below but fail to clearly designate an instruction to vote “For All”, “Withhold All” or “For All Except,” your signature will be received as an instruction to vote “FOR” each nominee. To provide different instructions with multiple Funds, please print additional copies of this Proxy Voting Instruction and clearly cross out the Fund names to which each Proxy Voting Instruction does not apply.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A shareholder wishing to  vote in accordance with  the Boards of  Trustees’ recommendations need only sign and date this Proxy Card and return it in the envelope provided.

SO INSTRUCTED:

Date: , 2017
Authorized Signature

Printed name	Printed Title

If applicable, please have additional signatories on the Account sign on the next page.

[Lattice Strategies - Proxy Voting Instruction]

LATTICE STRATEGIES LLC

PROXY VOTING INSTRUCTION

If applicable, please have additional signatories on the Account sign below:

Date: , 2017
Authorized Signature

Printed name	Printed Title

Date: , 2017
Authorized Signature

Printed name	Printed Title

[Lattice Strategies - Proxy Voting Instruction]

[Additional Signatory Page]